                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [X] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 BUFFETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

Contact: R. Michael Andrews                                For Immediate Release
         Chief Financial Officer                           ---------------------
                                                              August 29, 2000



        BUFFETS ANNOUNCES SPECIAL SHAREHOLDER MEETING TO APPROVE MERGER

EAGAN, August 29/Businesswire/ -- Buffets, Inc. (Nasdaq: BOCB) announced today that a special meeting of the shareholders of Buffets, Inc. will be held on September 28, 2000 at 9:00 a.m., local time, at the company's headquarters, 1460 Buffet Way, Eagan, Minnesota 55121. The purpose of the special meeting is to consider and vote upon a proposal to approve the Agreement and Plan of Merger among Buffets and affiliates of Caxton-Iseman Capital, Inc. Holders of Buffets shares on August 25, 2000 are entitled to attend and vote at the meeting.

Buffets shareholders will receive a proxy statement and information regarding the merger prior to the special meeting. The proxy statement is expected to be mailed to shareholders beginning today.

Buffets, Inc. currently operates 404 restaurants (253 Old Country Buffet(R), 127 HomeTown Buffet(R), 12 Original Roadhouse Grill(SM), six Granny's Buffet(R), three Tahoe Joe's Famous Steakhouses(R), two Country Roadhouse Buffet & Grill(R), and one Soup `N Salad Unlimited(SM)) in 37 states, and franchises 24 buffet restaurants in 10 states.

Buffets has filed a proxy statement and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov. In addition, documents filed with the SEC by Buffets will be available free of charge from the Secretary of Buffets at 1460 Buffet Way, Eagan, Minnesota 55121; Telephone 651-994-8608.

PLEASE READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Buffets and its board of directors will be soliciting proxies from Buffets shareholders in favor of the merger. You can obtain more information about Buffets' directors and officers and their beneficial interests in Buffets' common stock from the SEC's web site, http://www.sec.gov.